Exhibit 10.4

ASSIGNMENT OF

LEASES AND RENTS

THIS ASSIGNMENT OF LEASES AND RENTS (“Assignment”) is made as of the 17th day of August, 2006, by BEHRINGER HARVARD FERNCROFT, LLC, a Delaware limited liability company (“Borrower”), as assignor, to BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation (together with its successors and assigns, “Lender”), as assignee.

BACKGROUND

Borrower and Lender are entering into a certain Loan Agreement of even date herewith (“Loan Agreement”) pursuant to which Lender will make a loan (“Loan”) to Borrower in the maximum principal amount of $18,000,000.00.  The Loan also will be evidenced by Borrower’s promissory note to Lender of even date herewith (“Note”) and will be secured by, among other things, a mortgage, deed of trust, deed to secure debt or similar security instrument made by Borrower to Lender also of even date herewith (“Security Instrument”) which encumbers the property described on Exhibit A hereto (“Property”).  As a condition to making the Loan, Lender requires that Borrower assign to Lender all rents, leases and other profits arising out of the Property.

NOW, THEREFORE, in consideration of the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Borrower agrees as follows:

ARTICLE 1

ASSIGNMENT

Section 1.01           Defined Terms.  Capitalized terms used in this Assignment and not specifically defined in this Assignment have the meaning provided in the Loan Agreement.

Section 1.02           Assignment; Property Assigned.  Borrower hereby irrevocably, absolutely and unconditionally assigns, sets over and transfers to Lender all of Borrower’s right, title and interest in and to (but none of Borrower’s obligations under) all current and future Leases and Rents arising with respect to the Property, all proceeds or streams of payment arising from the sale or other disposition of all or any of the Leases or Rents, and the right to receive and apply the Rents to the payment of the Debt and to do all other things which Borrower or any lessor is or may become entitled to do under the Leases or the Lease Guaranties or with respect to the Rents (collectively, “Assigned Property”).  The “Assigned Property” shall include all sums payable to Borrower or to be received by Borrower in consideration of any termination, modification or amendment of any Lease or any release or discharge of any tenant under any Lease from any obligation thereunder; and, upon  Borrower’s receipt thereof, Borrower shall deposit such sums with Lender to be held by Lender as additional collateral for the Loan.  So  long as no Event of Default shall have occurred and be continuing, such sums shall be deposited by Lender into the TI/LC Reserve Account (as defined in the Loan Agreement) to be disbursed in accordance with the terms of Section 4.06 and Article 5 thereof.

Section 1.03           Termination of Assignment.  Upon payment in full of the Debt and release or discharge of the Security Instrument of record, this Assignment, and all of Lender’s right, title and interest in the Assigned Property, shall automatically terminate.

Section 1.04           Present Assignment; License to Collect.  Borrower intends this Assignment to be a present, unconditional, absolute and executed assignment of the Assigned Property and not an assignment for security only.  Nevertheless, subject to the terms of this Assignment, Lender hereby grants to Borrower a revocable license (a) to manage the leasing activities of the Property as contemplated by the Loan Agreement and (b) to collect and receive the Rents in trust for Lender and to apply the Rents to discharge all current amounts due on the Debt and to pay the current costs, so long as incurred in the ordinary course of business, of managing, operating and maintaining the Property.  So long as no Event of Default exists, the Rents remaining after application pursuant to the preceding sentence may be retained by Borrower, free and clear of, and released from, Lender’s rights with respect to Rents under this Assignment.  From and after the occurrence of an Event of Default, and without the necessity of notice or prior demand by Lender or Lender’s entering upon and taking and maintaining control of the Property (whether directly or through a receiver), the license granted hereunder to Borrower shall terminate automatically, and Lender shall be entitled to receive and collect the Rents as they become due and payable and exercise all of Borrower’s rights or the rights of lessor under the Leases and with respect to the Rents.

Section 1.05           Notices to Tenants.  At any time on or after Lender’s demand for the Rents, Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Property instructing them to pay all Rents to Lender.  Borrower agrees that each tenant may rely on Lender’s notice without inquiring further as to Lender’s right to receive the Rents and that no tenant shall be liable to Borrower for any amounts which are actually paid to Lender in response to such a notice.  Borrower shall not interfere with, and shall cooperate with, Lender’s collection of the Rents.  Borrower irrevocably appoints Lender its true and lawful attorney-in-fact, which appointment is coupled with an interest, to execute any or all of the rights or powers described in this Assignment, with the same force and effect as if executed by the Borrower, and Borrower ratifies and confirms any and all acts lawfully done or omitted to be done by Lender, its agents, servants, employees or attorneys under the authority of such power of attorney.  Nothing in this Section 1.05 shall be deemed to limit in any way Lender’s rights pursuant to the Lockbox Agreement.

Section 1.06           Borrower Bankruptcy.  If a petition under the Bankruptcy Code is filed by or against Borrower, and Borrower determines to exercise its rights under the Bankruptcy Code to reject any Lease, Borrower shall give Lender written notice not less than ten (10) days prior to the date on which Borrower shall apply to the bankruptcy court for authority to reject the Lease.  Lender has the right to serve Borrower within such ten-day period a notice stating (a) that Lender demands that Borrower assume the Lease and assign the Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (b) that Lender agrees to cure Borrower’s default under the Lease or provide adequate assurance of future performance under the Lease.  If Lender so notifies Borrower, Borrower shall (subject to the approval of the bankruptcy court having jurisdiction over Borrower’s case) not seek to reject the Lease and shall assume and assign such Lease to Lender within thirty (30) days after Lender’s notice is given.

ARTICLE 2

DEFAULT AND REMEDIES

Section 2.01           Events of Default.  The occurrence of an “Event of Default” as that term is defined under the Loan Agreement shall constitute an “Event of Default” under this Assignment.

Section 2.02           Remedies.  Following an Event of Default (which has not been waived in writing by Lender), Lender, without notice or consent from Borrower, shall be entitled to exercise all rights and remedies as have been provided to Lender hereunder, under the other Loan Documents, by law or in equity.  Such rights and remedies are cumulative and may be exercised independently, concurrently or successively in Lender’s sole discretion and as often as occasion therefor shall arise.  Lender’s delay or failure to accelerate the Loan or exercise any other remedy upon the occurrence of an Event of Default shall not be deemed a waiver of such right as remedy.  No partial exercise by Lender of any right or remedy will preclude further exercise thereof.  Notice or demand given to Borrower in any instance will not entitle Borrower to notice or demand in similar or other circumstances nor constitute Lender’s waiver of its right to take any future action in any circumstance without notice or demand (except where expressly required by this Assignment to be given).  Lender may release other security for the Loan, may release any party liable for the Loan, may grant extensions, renewals or forbearances with respect thereto, may accept a partial or past due payment or grant other indulgences, or may apply any other security held by it to payment of the Loan, in each case without prejudice to its rights under this Assignment and without such action being deemed an accord and satisfaction or a reinstatement of the Loan.  Lender will not be deemed as a consequence of its delay or failure to act, or any forbearances granted, to have waived or be estopped from exercising any of its rights or remedies.

ARTICLE 3

LIMITATIONS ON LENDER LIABILITY

Section 3.01           No Mortgagee in Possession.  Neither the granting of this Assignment to Lender, nor Lender’s exercise of any rights or remedies under this Assignment, shall be construed to make Lender a “mortgagee in possession” of the Property in the absence of Lender itself taking actual possession of the Property.

Section 3.02           No Obligation for Lease Performance or Property Condition.  Lender’s acceptance of this Assignment shall not at any time obligate Lender to take any action with respect to the Leases, including, without limitation, the performance of any obligation to be performed on the part of Borrower under any of the Leases, which shall remain exclusively with Borrower.  Without limiting the foregoing, this Assignment shall not operate to place on Lender any obligation or liability for:  (a) the control, care, management or repair of the Property; (b) for carrying out any of the terms and conditions of the Leases; (c) any waste committed on the Property by tenants or any other parties; (d) any dangerous or defective condition of the Property (including, without limitation, the presence of any Hazardous Materials as defined in the Environmental Indemnity); or (e) any negligence in the management, upkeep, repair or control of the Property resulting in injury or death to any tenant or any other party or any loss of personal property.  Borrower, for itself and any party claiming under or through Borrower, hereby releases and discharges Lender from any such liability to the fullest extent permitted by law.

Section 3.03           Application of Rents Received.  The Rents collected by Lender may be applied by Lender as it determines in its discretion.  Lender shall not be liable for any loss sustained by Borrower resulting from Lender’s failure to lease the Property after an Event of Default.

ARTICLE 4

MISCELLANEOUS PROVISIONS

Section 4.01           Governing Law.  This Assignment shall be interpreted and enforced according to the laws of the state where the Land is located (without giving effect to rules regarding conflict of laws).

Section 4.02           Consent to Jurisdiction.  Borrower hereby consents and submits to the exclusive jurisdiction and venue of any state or federal court sitting in the county and state where the Land is located with respect to any legal action or proceeding arising with respect to this Assignment and waives all objections which it may have to such jurisdiction and venue.  Nothing herein shall, however, preclude or prevent Lender from bringing actions against Borrower in any other jurisdiction as may be necessary to enforce or realize upon the security for the Loan provided in any of the Loan Documents.

Section 4.03           Incorporation from Loan Agreement.  All provisions Articles 17 and 18, inclusive, of the Loan Agreement are incorporated into this Assignment by this reference, as if fully reproduced and stated herein.

Section 4.04           Further Assurances.  Borrower, at Borrower’s expense, agrees to take such further actions and execute such further documents as Lender reasonably may request to carry out the intent of this Assignment or to establish and protect the rights and remedies created or intended to be created in favor of Lender hereunder.  Borrower agrees to pay all filing, registration or recording fees or taxes, and all expenses incident to the preparation, execution, acknowledgement or filing/recording of this Assignment or any such instrument of further assurance, except where prohibited by law so to do.

Section 4.05           No Third Party Beneficiary.  Notwithstanding any provision of this Assignment to the contrary, this Assignment is not intended by the parties to create, and shall not create, benefits on behalf of any tenant or other occupant of the Property or anyone claiming rights through any tenant or other occupant of the Property.

Section 4.06           No Agency or Partnership.  Nothing contained in this Assignment shall constitute Lender as a joint venturer, partner or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations, or contracts of Borrower.

Section 4.07           WAIVER OF TRIAL BY JURY.  EACH OF BORROWER AND LENDER (BY ITS FUNDING OF THE LOAN) WAIVES ITS RIGHT, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AGREES NOT TO ELECT, A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS ASSIGNMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER. BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY TRIAL ACTION OR PROCEEDING REFERRED TO IN THE PRECEDING SENTENCE, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR DAMAGES PURSUANT TO M.G.L. C.93A ET SEQ. OTHER THAN ACTUAL DAMAGES.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Assignment has been executed as an instrument under seal by Borrower the day and year first above written.

BORROWER:

BEHRINGER HARVARD FERNCROFT, LLC,
a Delaware limited liability company

By:
Gerald J. Reihsen, III, Secretary

STATE OR COMMONWEALTH OF

                                   County

On this                  day of                                     , 2006, before me, the undersigned notary public, personally appeared Gerald J. Reihsen, III, the Secretary of BEHRINGER HARVARD FERNCROFT, LLC, a Delaware limited liability company, proved to me through satisfactory evidence of identification, which were personal knowledge of identity or driver’s license or other government issued form of identity, to be the person whose name is signed on the preceding documents, and acknowledged to me that he/she signed it voluntarily for its stated purpose.

, Notary Public

My commission expires:

[SEAL]

[Seal must be attached if documents executed outside Massachusetts]

EXHIBIT “A”

(Legal Description)

Real property in the County of Essex, Commonwealth of Massachusetts, described as follows:

Parcel I (Recorded)

The land at 35 Village Road, Middleton, Essex County, Massachusetts, being shown as Lot 5A on a plan entitled “Plan of Land in Middleton, Mass., owned by Thomas J. Flatley,” dated May 9, 1988, by The Russell A. Wheatley Co., Inc., Land Surveyors and Engineers, recorded with Essex South District Registry of Deeds, Plan Book 245, Plan 70 (the “Plan”).

Said Lot 5A contains 12.201 acres according to said plan to which reference is made for a more particular description.

Parcel II (Registered)

The land situated in Middleton in the County of Essex and Commonwealth of Massachusetts, bounded and described as follows:

SOUTHWESTERLY by Locust Street two hundred fifty and 46/100 (250.46) feet;

NORTHWESTERLY on a curving line by lot 28 (shown as Village Road) as shown on plan hereinafter mentioned, fifty eight and 82/100 (58.82) feet;

NORTHEASTERLY by said lot 28, two hundred twenty three and 29/100 (223.29) feet; and

EASTERLY by land now or formerly of Charlotte E. Sills ninety eight and 54/100 (98.54) feet.

All of said boundaries are determined by the Court to be located as shown upon plan numbered 16270-F drawn by Boston Survey Consultants Surveyors, dated August 31, 1984, as modified and approved by the Court, filed in the Land Registration Office, a copy of a portion of which is filed with Certificate of Title 54507 in said Registry, and the above described land is shown as lot 12, sheet 6, on last mentioned plan.

Together with the benefit of Amended and Restated Easement Agreement by and between Thomas J. Flatley and Nynex Properties Company, dated February 16, 1990 filed as Document No. 254638, and recorded in book 10459, Page 228, which restates Easement Agreement by and between Thomas J. Flatley and Nynex Properties Company, dated October 20, 1988, filed as Document No. 254637, and recorded in Book 9750, Page 37.

Together with the benefit of Amended and Restated Water Use Agreement between Middleton Investors, Inc. and Ferncroft Water Systems, Inc., dated November 15, 2004, recorded in Book 23630, Page 466, in common with other entitled thereto.